UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2013

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           (1)           2013 Base Salaries, 2013 Target Incentive Opportunity Percentages, and 2013 Equity Awards.

The base salaries and target incentive opportunity percentages under the J. C. Penney Corporation, Inc. 2013 Management Incentive Compensation Program for the executive officers of J. C. Penney Company, Inc. (the “Company”) remain unchanged.

In accordance with the equity award grant policies of the Human Resources and Compensation Committee (the “Committee”) of the Company’s Board of Directors, the annual grant of equity awards was effective on April 3, 2013.  For 2013, the executive officers’ equity values were delivered 50% in the form of stock options and 50% in the form of performance-based restricted stock units.  Ken Hannah was granted 123,762 stock options and 60,638 performance-based restricted stock units.  Janet Dhillon was granted 141,443 stock options and 69,300 performance-based restricted stock units.  Ron Johnson, Michael Kramer and Dan Walker did not receive an annual grant of equity awards in 2013.

(2)           Forms of Grant Notice.  On March 29, 2013, the Committee approved the annual equity award to executive officers and senior team members of the Company, consisting of stock options and performance-based restricted stock units.

The number of performance units granted is a target award which may increase or decrease based on the extent to which the Company achieves the performance measurement established by the Committee at the beginning of the performance cycle, which is our fiscal year.  The payout matrix established by the Committee sets forth a range of payout percentages (from 0% to 200%) relative to the Company’s actual results for the fiscal year.  The performance measurement is earnings per share, defined as earnings per share, excluding qualified pension and restructuring charges.  Once the performance cycle ends, the actual performance units earned are then subject to additional time-based vesting requirements.  The entire earned award vests on the three-year anniversary of the grant date provided the participant remains continuously employed with the Company during that time.  Upon vesting, the performance units are paid out in shares of jcpenney common stock.

A copy of the Form of Notice of 2013 Performance Unit Grant is filed herewith as Exhibit 10.1 and is incorporated herein by reference.  The Form of Notice of Grant to be used in connection with grants of stock options has previously been filed with the Securities and Exchange Commission.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibit 10.1           Form of Notice of 2013 Performance Unit Grant under the
J. C. Penney Company, Inc. 2012 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:  /s/ Janet Dhillon
      Janet Dhillon
Executive Vice President,
General Counsel and Secretary

Date: April 4, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1                                          Form of Notice of 2013 Performance Unit Grant under the J. C. Penney
 Company, Inc. 2012 Long-Term Incentive Plan